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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 1, 2001
                                                 -------------------------------


                            FLOWERS INDUSTRIES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                               1-9787                          58-0244940
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS employer
      of incorporation)            File Number)              Identification No.)


    1919 Flowers Circle, Thomasville, GA                                   31757
    ----------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:         (229) 226-9110
                                                    ----------------------------


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ITEM 5.  OTHER EVENTS.

         On February 1, 2001, Flowers Industries, Inc. (the "Company") issued a press release announcing the results of its fourth quarter and fiscal year ended December 30, 2000. Before unusual items, net income was $.16 per share for the quarter and $.44 per share for the year, compared to $.15 per share for last year's fourth quarter, and $.28 per share reported for fiscal year 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7(c) - Exhibits

         99.1     Press Release by Flowers Industries, Inc., dated
                  February 1, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FLOWERS INDUSTRIES, INC.



                                        By: /s/ G. Anthony Campbell
                                           -------------------------------------
                                           Name:  G. Anthony Campbell
                                                 -------------------------------
                                           Title:  Secretary and General Counsel
                                                  ------------------------------

Date: February 6, 2001


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                                  EXHIBIT INDEX

                    EXHIBIT NUMBER                     EXHIBIT
                         99.1              Press Release by Flowers Industries,
                                           Inc., dated February 1, 2001.